Exhibit 32

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quartely Report of BankEngine Technologies, Inc. (the "Company") on Form 10-QSB for the period ending November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Xirinachs, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ' 1350, as adopted pursuant to ' 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


January 20, 2004
                                               By: /S/  MICHAEL J. XIRINACHS
                                               Name: Michael J. Xirinachs
                                               Title: CEO and Acting CFO